UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2011

Date of Report (Date of earliest event reported)

Rentrak Corporation

(Exact name of Registrant as specified in its charter)

Oregon	000-15159	93-0780536
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7700 NE Ambassador Place

Portland, Oregon 97220

(Address of Principal Executive Offices and Zip Code)

503-284-7581

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On November 6, 2011, Rentrak Corporation (the “Company”) entered into an Amendment to Employment Agreement, dated effective as of November 6, 2011, with William P. Livek (the “Livek Amendment”), the Company’s Chief Executive Officer, which amended certain provisions of the Employment Agreement dated as of June 15, 2009 between the Company and Mr. Livek (the “Livek Employment Agreement”). On November 6, 2011, the Company also entered into an Amendment to Employment Agreement, dated effective as of November 6, 2011, with David I. Chemerow (the “Chemerow Amendment” and, together with the Livek Amendment, the “Amendments”), the Company’s Chief Operating Officer, Chief Financial Officer and Secretary, which amended certain provisions of the Amended and Restated Employment Agreement dated as of October 15, 2009 between the Company and Mr. Chemerow (the “Chemerow Employment Agreement” and, together with the Livek Employment Agreement, the “Employment Agreements”).

The Livek Amendment amends the following provisions of the Livek Employment Agreement:

•	The term of the Livek Employment Agreement is extended to June 30, 2015 (with respect to the Livek Employment Agreement, the “Term”).

•

Section 5.3 of the Livek Employment Agreement has been amended to provide that if the Company terminates Mr. Livek’s employment without Cause, or if Mr. Livek terminates his employment for Good Reason, as each of those terms is defined in the Livek Employment Agreement, Mr. Livek will be entitled to (i) a bonus payment equal to $100,000 for each fiscal year ending during the Term after the date of termination plus a prorated portion of such amount for any portion of a fiscal year immediately preceding the end of the Term; and (ii) his then-current base salary calculated through the end of the Term.

•

If the Company terminates Mr. Livek’s employment without Cause, or if Mr. Livek terminates his employment for Good Reason, (i) any remaining unvested restricted stock unit awards (“RSUs”) then held by Mr. Livek will cease to be subject to forfeiture based on termination of employment and will continue to be eligible to vest according to their terms until March 31, 2015 based on the extent to which the Company achieves the financial goals or share price goals set forth in the applicable award agreement during the fiscal periods specified therein and (ii) any unvested stock options and stock settled appreciation rights held by Mr. Livek will immediately vest and become exercisable in full upon termination of his employment with the Company.

•

The definition of “Cause” was revised to mean Mr. Livek’s: (i) material breach of fiduciary obligations to the Company through actions taken or omitted in bad faith and without a reasonable belief that such actions or omissions would directly or indirectly benefit the Company; (ii) material breach of certain sections of the Livek Employment Agreement; and (iii) conviction of a crime involving fraud, theft, embezzlement or moral turpitude; provided that actions or omissions described in clause (i) or (ii) may be cured in specified circumstances.

Except for the amendments specifically set forth in the Livek Amendment, the terms of the Livek Employment Agreement remain in full force and effect.

The Chemerow Amendment amends the following provisions of the Chemerow Employment Agreement:

•	The term of the Chemerow Employment Agreement is extended to September 30, 2015 (with respect to the Chemerow Employment Agreement, the “Term”).

•

Section 5.3 of the Chemerow Employment Agreement has been amended to provide that if the Company terminates Mr. Chemerow’s employment without Cause, or if Mr. Chemerow terminates his employment for Good Reason, as each of those terms is defined in the Chemerow Employment Agreement, Mr. Chemerow will be entitled to (i) a bonus payment equal to $100,000 for each fiscal year ending during the Term after the date of termination plus a prorated portion of such amount for any portion of a fiscal year immediately preceding the end of the Term; and (ii) his then-current base salary calculated through the end of the Term.

•

If the Company terminates Mr. Chemerow’s employment without Cause, or if Mr. Chemerow terminates his employment for Good Reason, (i) any remaining unvested RSUs then held by Mr. Chemerow will cease to be subject to forfeiture based on termination of employment and will continue to be eligible to vest according to their terms until June 30, 2015 based on the extent to which the Company achieves the financial goals or share price goals set forth in the applicable award agreement during the fiscal periods specified therein and (ii) any unvested stock options held by Mr. Chemerow will immediately vest and become exercisable in full.

•

The definition of “Cause” was revised to mean Mr. Chemerow’s: (i) material breach of fiduciary obligations to the Company through actions taken or omitted in bad faith and without a reasonable belief that such actions or omissions would directly or indirectly benefit the Company; (ii) material breach of certain sections of the Chemerow Employment Agreement; and (iii) conviction of a crime involving fraud, theft, embezzlement or moral turpitude; provided that actions or omissions described in clause (i) or (ii) may be cured in specified circumstances.

Except for the amendments specifically set forth in the Chemerow Amendment, the terms of the Chemerow Employment Agreement remain in full force and effect.

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendments, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith and this list is intended to constitute the exhibit index:

10.1	Amendment to Employment Agreement, effective as of November 6, 2011, between Rentrak Corporation and William P. Livek.

10.2	Amendment to Employment Agreement, effective as of November 6, 2011, between Rentrak Corporation and David I. Chemerow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2011

RENTRAK CORPORATION

By:	/s/ David I. Chemerow
	Name:	David I. Chemerow
	Title:	Chief Operating Officer, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement, effective as of November 6, 2011, between Rentrak Corporation and William P. Livek.

10.2	Amendment to Employment Agreement, effective as of November 6, 2011, between Rentrak Corporation and David I. Chemerow.